CHINA RITAR POWER

Investor Presentation

April, 2008





Safe Harbor Statement

This presentation contains forward-looking statements that are based on the beliefs of our management, and involve risks and uncertainties, as well as assumptions, that, if they ever materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The words "believe," "expect," "anticipate," "project," "targets," "optimistic," "intend," "aim," "will" or similar expressions are intended to identify forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements regarding new and existing products, technologies and opportunities; statements regarding market and industry segment growth and demand and acceptance of new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; and any statements of assumptions underlying any of the foregoing. All forward-looking statements included in this presentation are based on information available to us on the date of this presentation. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Business Description

China Ritar is a fast-growing lead acid battery manufacturer with a global customer base, strong brand name, advanced R&D capability, and competitive advantages relative to cost, quality, and entrepreneurial management.

China Ritar designs, develops, manufactures and markets environmentally friendly lead-acid batteries with a special focus on fast-growing niche markets including

- Telecommunications,
- Uninterrupted Powers Source (UPS) devices,
- Light Electrical Vehicles (LEV), and
- Alternative energy production (solar and wind power).

Products are sold worldwide with sales in 56 countries including China, India, and numerous countries in Europe (Italy, Germany, etc.) and the Americas (US, Brazil, etc.).

Ritar was founded in 2002, is headquartered in Shenzhen, China, has factories in Shenzhen, Shanghai and Hengyang, China. The company currently employees roughly 1,500 people.

Capital Market Summary

RITAR®

Ticker Symbol	**CRTP**
Fiscal Year End	**December 31**

Recent Price (as of March 28, 2008)	**$2.95**
Common Shares Outstanding	**19.8 million**
Market Capitalization	**$58.41 million**

TTM Revenue (as of Dec 31, 2007)	**$73.3 million**
TTM Net Income (as of Dec 31, 2007)	**$ 2.6 million**
TTM Net Income (as of Dec 31, 2007) excluding non-cash, stock based compensation charge of $3.9 million	**$ 6.5 million**

Investment Story

RITAR®

Investment Highlights (1)

Compelling growth

- From zero to $73 million in revenue and 170 customers in 56 countries in 5 years; 66% CAGR since 2004; growth trajectory expected to continue

Globally competitive and able to take market share

- Revenue distribution (China-35%, India-17%, Europe-26%, Asia-9%, Americas-6%) shows the Company can compete on price and quality anywhere in the world

Lead acid batteries dominate energy storage market.

- Trends relative to digital technology, energy prices, environmental protection, and alternative energy are all driving demand for energy storage devices.
- Due to limited supply and high costs of alternative materials (like lithium or nickel), lead acid batteries will remain the most commonly used secondary source of energy for decades.
- Global CAGR of 15% last 5 years for lead acid batteries

Niche-market approach enhances growth potential

- Avoiding the highly competitive automotive market; focusing on higher margin growth areas such as telecommunications and solar and wind power.

Investment Story

RITAR®

Investment Highlights (2)

Established brand name
- Approximately 85% of total sales generated through " Ritar" brand; only 15% from OEM channels

Entrepreneurial, progressive management
- Chinese competitors are mostly either state-owned enterprises or small operators
- Sales incentives and quality certification are key differentiators
- Cost beats overseas competitors

Capital to fuel expansion
- New tech and mfg complex in Hengyang will support massive expansion; accessing capital overseas has given CRTP a platform for growth that Chinese competitors don't have

Advanced R&D capability that produces technical advantages
- Better than Chinese competitors; able to take on the established players in developed markets

Products

Ritar sells, markets and services six series and 197 models of Ritar-branded, cadmium-free valve-regulated lead-acid or VRLA batteries.



- RT Series(0.8Ah-28Ah)
- RA Series(33Ah-260Ah)
- RL Series(2V50Ah-3000Ah)
- High Rate Discharging Series
- Front Terminal Series
- AGM Deep Cycle Series
- Gel Standby Series
- Gel Deep Cycle Series





Market Segments

Main Market Segments:

UPS (Uninterruptible Power Sources), Telecommunications, LEV (Light Electric Vehicles), Solar & Wind Power










Global Lead Acid Battery Market

Global growth plus the accelerated growth of key sectors (i.e., telecommunications and alternative energy) has produced a CAGR of 15% for the LA battery market.



Global Lead Acid Battery Market in $ billions
29
50
2001
2005

Source: Frost & Sullivan

- World lead acid battery market averaged 15% CAGR from 2001 to 2005, including both original equipment and aftermarket sales.
- It is expected that this rate of growth will continue and that the global market will reach $75 billion in 2008.

Global Customer Base

RITAR®

Around the world,

sophisticated, discerning,

world-class and

leading-edge customers

choose Ritar.

RELIANCE
Anil Dhirubhai Ambani Group
India

OKIN

SSB Battery Service GmbH
Germany

LUYUAN

EFFEKTA®

UNICOBA
Brazil

ALCO
BATTERY SALES
Australia

stationary power
USA

中国移动通信
CHINA MOBILE

SANTAK
Taiwan

MASTER GUARD
South Africa

CHLORIDE
United Kingdom

Beghelli
Italy

Geographical Market Segmentation

A broad geographical customer based means Ritar can...

... compete in any kind of market (home or abroad, developed or developing)

... find growth from many sources

... grow rapidly and yet in a balanced, stable fashion.



China
India
Europe
North/South America
Other
Asia
India 17%
China 35%
Europe 26%
North/South America 6%
Asia 9%
Other 7%



35%
65%
China
Oversea

Revenue by Region

12 Months ending 12/31/07

Growth from Alternative Energy

Energy consciousness and the growth of alternative energy increases the need to store energy more efficiently.

Ritar is capitalizing on this long-term trend by making batteries specifically designed for the solar and wind power markets.


Sun
Solar Panel
Wind
Wind Turbine
Transformer
Lead-acid Battery
Electricity

Focus on Higher Margin Products

RITAR®

Shift in Product Mix


40%
35%
30%
25%
20%
15%
10%
5%
0%
30%
30%
37%
40%
25%
10%
5%
10%
UPS
Telecom
LEV
Solar & Wind
2007
2008

From its inception, Ritar has avoided low margin, highly competitive segments (like automotive) and has continuously developed higher growth, higher margin products.

Margin Difference Per Market Segment
(estimated)

	UPS	*Telecom*	*LEV*	*Solar & Wind*
Gross Margin	*18%*	*20%*	*15%*	*35-40%*
Net Margin	*9-12%*	*12-16%*	*7-8%*	*20-30%*

Advanced R&D and Technical Capability

Ritar's advanced R&D and technical capability makes it a technology leader in China and gives it the ability to compete in developed markets as well.

Key Technical Personnel

- He DeGang, CTO of Ritar, was one of the earliest lead acid battery experts in China. Mr. He's 40+ years of experience developing battery technology gives Ritar a unique advantage in developing proprietary technology.

Past Accomplishments

- Alloy plate formula: Unique in China
  - Ritar's alloy plate formula lengthens product life and increases deep cycle and large current discharge. Ritar is the only company in China to develop its own plate formula to produce qualified cadmium-free batteries in LEV.
- Gel and Compound Gel: Comparable to Foreign Producers
  - Widely used in alternative energy applications including solar and wind power. The quality of Ritar product is comparable to that of major foreign manufacturers such as Sonnenschei of German. Ritar is one of a select few companies in China that can manufacture gel deep cycle batteries.

Advanced R&D and Technical Capability

RITAR®

New Technologies Under Development

- Nano Battery
  - The Nano battery will last 50% longer than current lead acid batteries, will have a higher capacity and discharge rate (up to 2,000A) yet will be smaller and lighter. Ritar expects to be the first company in China to come to the market with this technology.

- United Liquid Alloy Batteries
  - Liquid alloy batteries will weigh less than half of current lead acid batteries for the same capacity. Material costs will be reduced dramatically.

Capacity Expansion and Vertical Integration

RITAR®

Lead Acid Battery Manufacturing Base :
Hengyang Industrial Park



Capacity Expansion and Vertical Integration

RITAR®

- Total area of Hengyang Lead Acid Battery Manufacture Base: 266,667 square meters in Hunan province
  - Current facility in Shenzhen is 19,326 sq. m2
  - Current facility in Shanghai is 13,000 sq. m2

- Strategically located near lead mining reserves in Shuikou Shan, Hunan

- Produce lead plates (key component used in lead acid batteries), lead acid batteries, and battery cases

- Complex will consist of production facilities, warehouses, a research and development center, and dormitories



Capacity Expansion and Vertical Integration

RITAR®

- Battery production to begin April, 2008
- Expansion project encompasses three phases:
  - Battery capacity will at least quadruple within 3 years
  - 60,000 tons of annual lead plate capacity will be online within 3 years
  - Land is sufficient to exceed these targets should market conditions dictate faster expansion
  - Positioned to move into mining (or mining alliance) in the long-term to solidify raw material source and enhance margins
- Margin improvement of 3-6% is expected via vertical integration of lead plate production



Margin Enhancement via Vertical Integration

Ritar will integrate other phases of lead acid battery production as necessary to enhance margin.

- Ritar is already involved in the making lead acid batteries.
- The new facility in Hengyang will extend Ritar into lead plate manufacturing.
- Lead processing will be avoided due to low margins and environmental issues.
- Involvement in mining is a possibility in the future due to high profit potential



Mining Industry 50%
Lead 15%
Lead Plate 15%
Lead-acid Battery 20%
UPS LEV Solar/Wind Tele
Battery Recycle
Estimated gross margin of 50% vs. 20% for batteries, 15% for lead plate, and 15% for lead processing

Growth Strategy

Ritar's overall growth strategy is as follows:

- Transitioning to new applications and international markets
- Capacity expansion enlarges sales growth
- Stabilizing lead price and vertical integration preserve margins

Key Financials

Sales Revenue-Fiscal Year Growth

US$ million



140
120
100
80
60
40
20
0
3.5
11.4
16.1
22.8
40.9
73.3
130.2
FY02
FY03
FY04
FY05
FY06
FY07
FY08(Est)

Key Financials

Net Income-Fiscal Year Growth

US$ million



12
10
8
6
4
2
0
-2
0.2
-0.3
0.1
1.1
3.9
2.6
6.5*
11.1
FY02
FY03
FY04
FY05
FY06
FY07
FY08(Est)

* FY 07 Net income excludes non-cash, stock based compensation charge of $3.9 million

Key Financials

Annual Income Statement Highlights

	FY 2007 12/31/07	FY 2006 12/31/06	FY2005 12/31/05
Revenues	$73.3M	$40.9M	$22.8M
Gross Profit	$15.4M	$8.3 M	$4.0M
SG&A and other expenses	$7.3M	$3.6M	$2.7M
Operating Income	$8.1M	$4.7M	$ 1.3M
Pre-tax Income	$7.3M	$4.3M	$1.2M
Net Income	$2.6M/$6.5M*	$3.9M	$1.1M

* Excluding non-cash, stock based compensation charge of $ 3.9M

Key Financials

RITAR®

Annual Balance Sheet Highlights

	FY 2007 12/31/07	FY 2006 12/31/06	FY 2005 12/31/05
Cash & Cash Equivalents	$ 4.8M	$ 1.0M	$0.5M
Inventories, net	$ 11.9M	$6.0M	$3.5M
Total Current Assets	$38.4M	$16.2M	$7.6M
Property, Plant & Equipment, net	$6.3M	$1.4M	$1.1M
Total Assets	$45.4M	$18.3M	$9.0M
Total Current Liabilities	$21.6M	$12.9 M	$7.5M
Minority Interests	$ 28,058	$ 51,163	$102,308
Total Stockholders' Equity	$23. 7M	$5.3M	$1.3M
Total Liabilities and Stockholders' Equity	$45.4M	$18.3M	$9.0M

Management

- **Mr. Hu / JiaDa, Chairman and CEO**
  - Chairman since 2002.
  - Strategic planning, business development, policy development
  - 15+ years management experience in lead acid battery industry
  - Masters Degree
- **Mr.Zeng/JianJun , COO**
  - General Manger responsible for all operations
  - Over 15 years as senior executive in battery business in production, development and sales.
  - Masters Degree
- **Mr.Cai/ZhengHua , CFO**
  - 12 years experience in financial department
  - Bachelor of Accounting
- **Mr. He/DeGang, CTO**
  - 40+ years R&D experience in lead acid battery industry
  - One of the earliest experts in China.
  - Bachelor of Science-Chemistry

Investment Highlights

- Compelling growth
- Globally competitive and able to take market share
- Lead acid batteries dominate energy storage market.
- Niche-market approach enhances growth potential
- Established brand name
- Entrepreneurial, progressive management
- Capital to fuel expansion
- Advanced R&D capability that produces technical advantages

RITAR®

CHINA RITAR POWER CORP

Thank you!



Company Contact:
Annie Chen :sz@ritarpower.com
Office line: 0086-755-33982338
Cell Phone: 0086-13510384575
Website:www.ritarpower.com